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                                                                 Exhibit 10.28


                           FORM OF AFFILIATE AGREEMENT

Endorex Corporation
28101 Ballard Drive, Suite F
Lake Forest, Illinois  60045

Attention:  Michael S. Rosen,
            Chief Executive Officer

Ladies and Gentlemen:

         The undersigned is director or officer and/or a holder of capital stock, options, warrants or other rights to acquire capital stock (collectively, the "Company Securities") of Corporate Technology Development, Inc., a Delaware corporation ("Company"). Pursuant to that certain Agreement and Plan of Merger and Reorganization (the "Merger Agreement") dated ______ __, 2001 by and among Company, Endorex Corporation, a Delaware corporation ("Parent"), and Roadrunner Acquisition, Inc., a Delaware corporation ("Merger Sub"), Merger Sub will merge with and into Company (the "Merger"). The undersigned may be entitled to receive in connection with the Merger shares of common stock, par value $0.001 per share, of Parent ("Parent Common Stock") in exchange for the Company Securities held by the undersigned.

         The undersigned acknowledges that the undersigned may be deemed an "affiliate" of Company within the meaning of (i) Rule 145 ("Rule 145") promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Act"); and/or (ii) Accounting Series Releases 130 and 135, as amended, of the SEC, although nothing contained herein should be construed as an admission of such fact.

         If in fact the undersigned is an affiliate under the Act, the undersigned's ability to sell, assign or transfer the shares of Parent Common Stock received by the undersigned in connection with the Merger may be restricted unless such transaction is registered under the Act or an exemption from such registration is available. The undersigned understands that such exemptions are limited and the undersigned has obtained advice of counsel as to the nature and conditions of such exemptions, including information with respect to the applicability to the sale of such securities of Rules 144 and 145(d) promulgated by the SEC under the Act. Other than as provided in the Merger Agreement, the undersigned understands that Parent is under no obligation to register the sale, transfer or other disposition of shares of Parent Common Stock by the undersigned under the Act or to take any action to make compliance with an exemption from such registration available.

         (a) The undersigned hereby agrees that the undersigned will not sell, assign or transfer any of the shares of Parent Common Stock received by the undersigned in connection with the Merger except (i) pursuant to an effective registration statement under the Act or (ii) in a transaction which, in the opinion of independent counsel reasonably satisfactory to Parent (the reasonable fees of which counsel shall be paid by the undersigned) or as described in a "no-action" or interpretive letter from the Staff of the SEC, is not required to be registered under the Act.

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         (b) The undersigned further agrees that the undersigned will not sell, transfer, contract to sell, pledge, grant any option to purchase, make any short sale, or otherwise dispose of or reduce the undersigned's risk with respect to any shares of capital stock of Parent or options, warrants or other rights to acquire shares of capital stock of Parent (collectively, the "Parent Securities") held by the undersigned until the date upon which Parent shall have filed two reports on either Form 10-KSB or 10-QSB with the SEC for any two reporting periods ended subsequent to the Effective Time (as defined in the Merger Agreement).

         (c) In the event of a sale or other disposition by the undersigned of shares of Parent Common Stock pursuant to Rule 145, the undersigned will supply Parent with evidence of compliance with Rule 145, in the form of a broker's letter in customary form or other evidence reasonably satisfactory to Parent. The undersigned understands that Parent may instruct its transfer agent to withhold the transfer of any shares of Parent Common Stock disposed of by the undersigned, but that, subject to Paragraph (b) above, upon receipt of such evidence of compliance the transfer agent shall effectuate the transfer of the shares of Parent Common Stock sold as indicated in such evidence.

         (d) The undersigned acknowledges and agrees that the legends set forth in paragraphs (e) and (f) below will be placed on certificates representing the shares of Parent Common Stock received by the undersigned in connection with the Merger or held by a transferee thereof, which legends will be removed by delivery of substitute certificates upon receipt of an opinion in form and substance reasonably satisfactory to Parent from independent counsel reasonably satisfactory to Parent (the reasonable fees of which counsel shall be paid by the undersigned) to the effect that such legends are no longer required for purposes of the Act or applicable rules and regulations promulgated by the SEC.

         (e) There will be placed on the certificates for the shares of Parent Common Stock issued to the undersigned, or any substitutions therefor, a legend stating in substance:

                  "The shares represented by this certificate were issued in a transaction to which Rule 145 promulgated under the Securities Act of 1933 applies. The shares represented by this certificate may only be transferred in accordance with the terms of an agreement dated __________ __, 2001 between the registered holder hereof and Parent, a copy of which agreement is on file at the principal offices of Parent."

         (f) The undersigned also understands that unless a sale or transfer by the undersigned of shares of Parent Common Stock has been registered under the Act or is a sale made in conformity with the provisions of Rule 145 and the terms hereof, Parent reserves the right to put the following legend on the certificates issued to any transferee of the undersigned:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933 and were acquired from a person who received such shares in a transaction to which Rule 145 promulgated under the Securities Act of 1933 applies. The shares have been acquired by the holder not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933 and may not be sold, pledged or otherwise transferred except in accordance with an exemption from the registration requirements of the Securities Act of 1933."

         (g) The undersigned acknowledges that (i) the undersigned has carefully read this Agreement and understands the requirements hereof and the limitations imposed upon the distribution, sale, transfer or other disposition of shares of Parent Securities and Company Securities; and (ii) the receipt by Parent of this Agreement is an inducement and a condition to Parent's obligations to consummate the Merger.

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                                               Very truly yours,


                                               --------------------------------


                                               By:
                                                    ---------------------------

                                                    Name:
                                                           --------------------

                                                    Title:
                                                           --------------------





Accepted this ___ day of __________, 2001 by:

Endorex Corporation.

By:
         ----------------------------------

         Name:
                ---------------------------

         Title:
                ---------------------------